                             SCHEDULE 14A
                            (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934

Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant
                                            ---
Check the appropriate box:

 X  Preliminary Proxy Statement          Confidential, for Use of the
---                                  ---  the Commission Only (as
                                          permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---
                        EQK REALTY INVESTORS I
                        ----------------------
          (Name of Registrant as Specified in Its Charter)

  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X No fee required.
---
   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4)   Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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   Fee paid previously with preliminary materials.
---
   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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
                          EQK REALTY INVESTORS I
                         3424 Peachtree Road, N.E.
                                Suite 800
                          Atlanta, Georgia 30326

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            FEBRUARY 23, 1999

To the Shareholders of EQK Realty Investors I:

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of
EQK Realty Investors I (the "Company") will be held at 787 7th Avenue, 49th Floor, New York, New York 10019, on February 23, 1999 at 10:30 AM, local time, for the following purposes:

  1. To consider and vote upon a proposal to extend the Company's existence for a period of two years in accordance with the Company's Amended and Restated Declaration of Trust; and

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record on the books of the Company at the close of business on January 8, 1999 will be entitled to notice of, and to vote at the meeting. A list of such shareholders will be available for inspection at the Company's offices at 787 7th Avenue, 49th Floor, New York, New York 10019, during normal business hours during the ten-day period prior to the meeting.

  Your vote on the proposal is of great importance. The affirmative vote of a majority of the outstanding Shares entitled to vote is required for approval of the proposal. Please complete, date, sign and return the accompanying proxy in the enclosed envelope as soon as possible, whether or not you plan to attend this meeting. This will assure that your shares will be voted.

  THE COMPANY'S BOARD OF TRUSTEES HAS CONSIDERED AND APPROVED THE
PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL.
                                     EQK REALTY INVESTORS I

                                     Pamela P. Griffin
                                     Secretary
                                     Atlanta, Georgia
                                     January   , 1999
                                             --
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PAID, PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                           EQK REALTY INVESTORS I
                          3424 Peachtree Road, N.E.
                                 Suite 800
                           Atlanta, Georgia 30326

                               PROXY STATEMENT
                     FOR SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD FEBRUARY 23, 1999

                            GENERAL INFORMATION
                            -------------------
       This Proxy Statement is furnished to holders of Shares of Beneficial Interest ("Shares") of EQK Realty Investors I (the "Company") in connection with the solicitation of proxies by the Board of Trustees of the Company (the "Trustees") for use at a special meeting of shareholders (the "Meeting") to be held at 10:30 a.m. on February 23, 1999 and at any adjournments or postponements thereof. The Meeting will be held at 787 7th Avenue, 49th Floor, New York, New York 10019.

  The first date on which this Proxy Statement and related form of proxy is being sent to the shareholders of the Company is on or about January 13, 1999. Holders of Shares of record at the close of business on January 8, 1999 (the "Record Date") are entitled to notice of, and to vote at the Meeting in person or by proxy. As of the Record Date, the Company had outstanding 9,632,212 Shares, each entitled to one vote.

  In addition to soliciting proxies by mail, the Trustees, officers and regular employees of the Company, or its Advisor, without receiving any additional compensation therefor, may solicit proxies by telephone, by telegraph or in person. The Company will also request banks, brokers and other fiduciaries to forward proxy materials to their members or customers who are beneficial owners of Shares and will reimburse them for their out-of-pocket mailing and reasonable clerical expenses in so doing.

  If the enclosed proxy is properly executed and returned in time for voting, the Shares represented thereby will be voted as indicated in such proxy. If no specification is made, proxies will be voted in favor of extending the Company's existence for a period of two years as described herein. Proxies will extend to, and will be voted at, any adjourned or postponed session of the Meeting. The management of the Company is not aware of any matters to come before the Meeting, other than as described in this Proxy Statement. However, inasmuch as matters of which such management is not now aware may come before the Meeting, or any adjournments or postponements thereof, the enclosed proxy contains discretionary authority with respect to acting thereon, and the persons named in such proxy intend to vote, act and consent in accordance with their best judgment with respect thereto. Any shareholder who has executed and returned a proxy, and for any reason desires to revoke such proxy, may

do so at any time before the proxy is exercised, by written notice to the Secretary of the Company or by executing a later dated proxy. In addition, any such shareholder may attend the Meeting to which this proxy relates and vote the Shares represented by such proxy in person.


    SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
    -----------------------------------------------------------------
       The following table shows the beneficial shareholdings as of November 30, 1998 of all persons known by the Company to be beneficial owners of more than 5% of its outstanding shares, of all Trustees and executive officers of the Trust individually and of all Trustees and executive officers as a group.


                                                                   Percentage of
                                                          Number   Outstanding
Name                 Address                              of Shares    Shares
--------------------------------------------------------------------------------
Land Lease Portfolio 3424 Peachtree Road, N.E., Suite 800   1,685,556  17.5%
Management, Inc.     Atlanta, GA 30326

Sutter Opportunity,  595 Market Street, Suite 2100            919,400   9.5%
LLC                  San Francisco, CA 94105

Summit Venture, L.P. 717 Morten Avenue, Suite 220             916,900   9.4%
                     Phoenix, AZ 85020

E.I. duPont de       Wilmington Trust Co.                     906,600   9.4%
Nemours Co., Inc.    1100 North Market Street
Trust Fund           Wilmington, DE 19890

Maurice A. Halperin  2500 North Military Trail, Suite 225     847,100    8.8%
                     Boca Raton, FL 33431

William G. Brown,    3424 Peachtree Road, N.E., Suite 800         -     (2)
   Jr.               Atlanta, GA 30326

Sylvan M. Cohen      Drinker Biddle & Reath                       -     (2)
                     Philadelphia National Building
                     1345 Chestnut Street
                     Philadelphia, PA 19107

Pamela P. Griffin    3424 Peachtree Road, N.E., Suite 800         -     (2)
                     Atlanta, GA 30326

Don Henry            3424 Peachtree Road, N.E., Suite 800          -     (2)
                     Atlanta, GA 30326

Alton G. Marshall    136 East 79th Street                       -        (2)
                     New York, NY 10021

George R. Peacock    Monarch Plaza                             1,728(1) (2)
                     3414 Peachtree Road NE,,Suite 800
                     Atlanta, GA 30326

Robert C. Robb       Lewis, Eckert, Robb and Co.                2,000   (2)
                     One Plymouth Meeting, Suite 425
                     Plymouth Meeting, PA 19462

Philip E. Stephens   Seven Piedmont Center, Ste. 500            2,055  (2)
                     Atlanta, GA 30305

Robert F. Welanetz   3424 Peachtree Road, N.E., Suite 800        -     (2)
                     Atlanta, GA 30326
All Trustees and Ex-
ecutive officers as
a Group (9 persons)
-------------------
(1)  These Shares are owned by Mr. Peacock's wife and son and Mr. Peacock disclaims beneficial ownership of these Shares.
(2)  The number of Shares represents less than 1% of the outstanding Shares.
                                        -4-

              PROPOSAL TO EXTEND DURATION OF COMPANY'S EXISTENCE
              --------------------------------------------------
Background.

     Article 5.1 of the Company's Amended and Restated Declaration of
Trust (the "Declaration of Trust") currently provides for the complete liquidation of the Company on or before March 5, 1999. Article 5.1 of the Declaration of Trust further provides that the Company's existence may be extended by up to a maximum of two years beyond March of 1999 only upon the recommendation of the Trustees and the affirmative majority vote of the Company's shareholders. The Trustees unanimously recommend approval of a two-year extension of the Company's existence and have directed that the proposal be submitted to a vote at the Special Meeting of the Shareholders on February 23, 1999.

The Trustees' Reasons for Recommending an Extension of The Company's
Existence.

     On August 25, 1998 the Company executed an Amended and Restated Agreement and Plan of Merger, pursuant to which an affiliate of American Realty Trust, Inc., a Georgia corporation, would merge with and into the Company (the "Merger"), with the Company being the surviving entity. The Merger contemplates, among other things, an amendment to the Company's Declaration of Trust to provide for a 20-year extension of the life of the Company. The Trustees have considered and unanimously approved the Merger. The affirmative vote of shareholders holding three quarters of the Company's outstanding shares is required to approve the Merger.

     In addition to the required shareholder approval of the Merger and the proposed amendment to the Declaration of Trust, which the Trustees intend to seek at the Company's Annual Meeting scheduled to take place during the first half of 1999, consummation of the Merger is contingent upon, among other conditions, completion of the sale of the Company's sole remaining real estate investment, the Harrisburg East Mall (the "Mall"), a regional shopping center located in Harrisburg, Pennsylvania. The Company is currently seeking to sell the Mall, but has not entered into any agreement for its sale or disposition. Although the Company intends to attempt to complete the sale of the Mall and the Merger before the Company's required liquidation in March 1999, there is no assurance that the sale can be accomplished by that time or that the Merger will be approved by the Company's shareholders. Accordingly, the Trustees believe it is advisable to extend the Company's existence for an additional two-year period. If the Merger is not approved by the Company's shareholders or is not completed for any other reason, the Company intends to complete the sale of the Mall as soon as practicable and liquidate the Company, unless the Company receives an offer with respect to another entity-level transaction that the Trustees approve and submit to the Company's shareholders.


     The Trustees believe that, absent shareholder approval of the two-year extension, the Company's ability to sell the Mall on the most advantageous available terms will be undermined.

     A quorum for purposes of voting at the Meeting requires the presence, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Meeting. The affirmative vote of the majority of the quorum is required to approve an extension of the Company's existence. Abstentions will not count as affirmative votes, but will count as part of the quorum. Broker non-votes will not count as affirmative votes or as part of the quorum.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL TO EXTEND THE DURATION OF THE COMPANY'S EXISTENCE FOR A TWO-YEAR PERIOD.

            SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
            -------------------------------------------------

     If a shareholder intends to present a proposal at the 2000 Annual Meeting, the proposal must be submitted in writing and received by the
Secretary of the Company at its executive offices no later than        ,
1999, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.


                                         EQK REALTY INVESTORS I



                                         Pamela P. Griffin
                                         Secretary
                                         Atlanta, Georgia
                                                          , 1999
                                         -----------------


                                    Appendix

This Proxy is Solicited on Behalf of the Board of Directors of

EQK REALTY INVESTORS I
3424 Peachtree Road, N.E.
Suite 800
Atlanta, Georgia 30326

The undersigned hereby appoints William G. Brown, Jr. and Pamela P. Griffin as proxy, each with the power to appoint his substitute, and hereby authorizes any one of them to vote as designated below all the beneficial shares of EQK Realty Investors I, held of record by the undersigned on January 8, 1999, at the Special Meeting of Shareholders to be held on February 23, 1999, at 10:30 AM at 787 7th Avenue, 49th Floor, New York, New York 10019 and at any adjournment thereof.
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ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.
1.         FOR        AGAINST       ABSTAIN
                                            With respect to the
                                            ratification of the proposal
                                            To extend the duration of the
                                            Company's existence for a
                                            Period of two years, until and
                                            including March 5, 2001

2. In their discretion, the proxies will vote on such other business as may properly come before the meeting or any adjournments thereof.


     The undersigned hereby acknowledges receipt of the Proxy Statement
dated January   , 1999 and hereby revokes any proxy or proxies heretofore
              --
given to vote shares at said meeting or any adjournments thereof.

-------------------------------------------
Sign here exactly as name(s) appear on left    Dated:
                                                     -----------------
PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED, ADDRESSED
ENVELOPE.